UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 30, 2013, HealthStream, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The final voting results of the proposals which were described in more detail in the proxy statement filed with the Securities and Exchange Commission on April 4, 2013, are set forth below.

(1)	Election of four directors in Class I for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Thompson S. Dent	19,423,936	295,816	6,638,723
Dale Polley	19,667,542	52,210	6,638,723
William W. Stead, M.D.	19,578,048	141,704	6,638,723
Deborah Taylor Tate	19,661,817	57,935	6,638,723

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
26,087,009	268,403	3,063	0

(3)	Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2013 proxy statement (“say-on-pay”):

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
19,410,419	197,014	112,319	6,638,723

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 3, 2013	HEALTHSTREAM, INC.

	By:	/s/ Gerard M. Hayden, Jr.
Chief Financial Officer